UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under § 240.14a-12

CERENCE INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

P.O. BOX 8016, CARY, NC 27512-9903 Cerence Inc. Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting To Be Held On February 15, 2024 For Stockholders of record as of December 18, 2023 This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view the proxy materials, and to obtain directions to attend the meeting, go to: www.proxydocs.com/CRNC To vote your proxy while visiting this site, you will need the 12 digit control number in the box below. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet. For a convenient way to view proxy materials and VOTE go to www.proxydocs.com/CRNC Have the 12 digit control number located in the shaded box above available when you access the website and follow the instructions. If you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s meeting, you must make this request on or before February 5, 2024. To order paper materials, use one of the following methods. INTERNET www.investorelections.com/CRNC TELEPHONE (866) 648-8133 * E-MAIL paper@investorelections.com When requesting via the Internet or telephone you will need the 12 digit control number located in the shaded box above. * If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located above) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material. Cerence Inc. Meeting Materials: Notice of Meeting and Proxy Statement & Annual Report or Form 10-K Meeting Type: Date: Time: Place: Annual Meeting of Stockholders Thursday, February 15, 2024 11:00 AM, Eastern Time Annual Meeting to be held live via the internet Please visit www.proxydocs.com/CRNC for more details You must register to attend the meeting online and/or participate at www.proxydocs.com/CRNC SEE REVERSE FOR FULL AGENDA

Cerence Inc. Annual Meeting of Stockholders THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1, 2 AND 3 PROPOSAL 1. Election of nine directors named in the proxy statement, each to serve for a one-year term and until his or her successor has been duly elected and qualified or until his or her earlier death, resignation or removal; 1.01 Arun Sarin 1.02 Thomas Beaudoin 1.03 Marianne Budnik 1.04 Douglas Davis 1.05 Sanjay Jha 1.06 Marcy Klevorn 1.07 Kristi Ann Matus 1.08 Alfred Nietzel 1.09 Stefan Ortmanns 2. Approval, on a non-binding, advisory basis, of the compensation of our named executive officers, as disclosed in this proxy statement; and 3. Ratification of the appointment of BDO USA PC as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2024.